FILING FEE:  $100.00                                            FILED
FILE IN DUPLICATE                                           JULY 24, 2000
PRINT CLEARLY                                            OKLAHOMA SECRETARY
                                                              OF STATE


                            ARTICLES OF ORGANIZATION
                                      OF AN
                       OKLAHOMA LIMITED LIABILITY COMPANY

TO:      Oklahoma Secretary of State
         2300 N. Lincoln Blvd. Room 101, State Capitol Building
         Oklahoma City, Oklahoma 73105-4897
         (405) 522-4560

         The undersigned for the purposes of forming an Oklahoma limited liability company pursuant to the provisions of 18 O.S., Section 2004 does hereby execute the following articles:

1. The name of the limited liability company (Note: The name must contain either the words limited liability company or limited company or the abbreviation L.L.C. of L.C. The word limited may be abbreviated as Ltd. and the word Company may be abbreviated as Co.):

--------------------------------------------------------------------------------

     Hanseatic Discretionary Pool, L.L.C.

--------------------------------------------------------------------------------

2.   The  street  address of its  principal  place of  business  in the state of
     Oklahoma:

9925 S. Pennsylvania Suite 110, Oklahoma City    OK      73159
--------------------------------------------------------------------------------
Street address                  City           State     Zip Code

3.   The name and address of the resident agent in the state of Okalhoma:

Randall Shell    9925 S. Pennsylvania Suite 110, Oklahoma City    OK      73159
--------------------------------------------------------------------------------
Name             Street address                  City            State  Zip Code
                         (P.O. Boxes are not acceptable)

4.       The term of existence:          Term ends June 30,  2100
                                ------------------------------------------------

Articles of organization must be signed by at least one person who need not be a member of the limited liability company.


                                                              Dated:   7-21-00
                                                                    ------------
Signature:   /s/    Randall Shell
          ----------------------------------------------------------------------
Type or Print Name:                   Vice President, The Day Traders Club, Inc.
                      Randall Shell   Manager
                   -------------------------------------------------------------
Address: 9925 S. Pennsylvania Suite 110, Oklahoma City    OK      73159
         -----------------------------------------------------------------------

                          OFFICE OF THE SECRETARY OF STATE

                                STATE OF OKLAHOMA

                                   CERTIFICATE
                                       OF
                            LIMITED LIABILITY COMPANY

     WHEREAS, the Article of Organization of

                      HANSEATIC DISCRETIONARY POOL, L.L.C.

An Oklahoma limited liability company, has been filed in the Office of the Secretary of State as provided by the laws of the State of Oklahoma.

     NOW THEREFORE, I, the undersigned Secretary of State of the State of Oklahoma, by virtue of the powers vested in me by law, do hereby issue this certificate evidencing such filing.

IN TESTIMONY WHEREOF, I hereunto set my hand and cause to be affixed the Great Seal of the State of Oklahoma.


                                             Filed in the City of Oklahoma City
                                             this 24th Day of July, 2000.

GREAT SEAL OF THE
     STATE OF
     OKLAHOMA
    -- 1907 --
                                             /s/  Mike Hunter
                                             -----------------------------------
                                             Secretary of State


                                             By:  Bettey Gama